Exhibit 99.1

Amber Road Announces First Quarter 2018 Financial Results

EAST RUTHERFORD, N.J.--(BUSINESS WIRE)--May 10, 2018--Amber Road, Inc. (NYSE: AMBR), a leading provider of global trade management (GTM) solutions, today announced its financial results for the first quarter ended March 31, 2018.

Jim Preuninger, Chief Executive Officer of Amber Road, stated, “Q1 was a very good start to the year. We once again generated positive Adjusted EBITDA and positive cash flow from operations. We closed a range of deals with both new and existing customers and exited the quarter well positioned to meet our growth objectives for the year. Increasingly complex global trade regulations and the new and ever changing free trade agreements heighten the need for our platform, including our Global Knowledge database, which uniquely makes sense of this trade content at scale. We continue to make progress on our goal to deliver stronger levels of revenue growth and sustainable levels of profit and cash flow.”

First Quarter 2018 Financial Highlights

Revenue

  Total revenue was $20.1 million, an increase compared to $18.6 million for the comparable period of 2017.
  Subscription revenue was $15.1 million, an increase compared to $13.9 million for the comparable period of 2017.
  Professional services revenue was $5.0 million, an increase compared to $4.7 million for the comparable period of 2017.

Operating Loss

  GAAP operating loss was $(2.7) million, compared to $(4.0) million for the comparable period of 2017.
  Non-GAAP adjusted operating loss(1) was $(0.7) million, compared to $(2.7) million for the comparable period of 2017.

Net Loss

  GAAP net loss was $(3.2) million, compared to $(4.4) million for the comparable period of 2017.
  GAAP basic and diluted net loss per share was $(0.11), compared to $(0.16) for the comparable period of 2017, based on 27.6 million and 27.2 million basic and diluted weighted average shares outstanding, respectively.
  Non-GAAP adjusted net loss(1) was $(1.2) million, compared to $(3.2) million for the comparable period of 2017.
  Non-GAAP adjusted net loss per share was $(0.04), compared to $(0.12) for the comparable period of 2017, based on 27.6 million and 27.2 million basic and diluted weighted average shares outstanding, respectively.

Adjusted EBITDA

  Adjusted EBITDA was $0.5 million for the three months ended March 31, 2018 and $(1.2) million for the comparable period of 2017.

Effect of Accounting Standards Codification (ASC) 606 versus ASC 605

The table below shows the effects of the adoption of ASC 606 versus ASC 605 on our Q1 2018 consolidated financial statements for the following items:

	Three Months Ended March 31, 2018
	With Adoption of ASC 606	Without Adoption of ASC 606	Effect of Change Higher/ (Lower)
Total revenue	$20.1	$20.2	$(0.1)
Non-GAAP adjusted loss from operations	$(0.7)	$(0.9)	$0.2
Non-GAAP net loss per share, basic and diluted	$(0.04)	$(0.05)	$0.01

Balance Sheet and Cash Flow

  Cash and cash equivalents at March 31, 2018 totaled $9.3 million, compared to $9.4 million at December 31, 2017 and $15.0 million at March 31, 2017.
  Cash provided by operating activities was $1.4 million for the three months March 31, 2018, compared to cash provided by operating activities of $0.8 million for the three months March 31, 2017.

A reconciliation of GAAP operating loss and net loss to Non-GAAP adjusted operating loss and net loss, and of GAAP net loss to Adjusted EBITDA has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Business Outlook

Based on information available as of May 10, 2018, Amber Road is issuing guidance for the second quarter and full year 2018. Refer to the reconciliation of GAAP guidance to non-GAAP guidance tables at the end of this release for details on non-GAAP adjustments.

Given our adoption of ASC 606, we anticipate second quarter and full-year 2018 results to be in the following ranges:

Second Quarter 2018 Guidance (in millions, except per share info):

	Low	High
Revenue	$20.4	$21.0
Non-GAAP adjusted loss from operations	$(1.8)	$(1.2)
Non-GAAP net loss per share, basic and diluted	$(0.08)	$(0.06)
Assumed weighted average shares outstanding	28.0	28.0

Full Year 2018 Guidance (in millions, except per share info):

	Low	High
Revenue	$84.0	$87.0
Non-GAAP adjusted loss from operations	$(5.3)	$(2.3)
Non-GAAP net loss per share, basic and diluted	$(0.26)	$(0.15)
Assumed weighted average shares outstanding	28.5	28.5

Endnotes:

(1) For 2018, non-GAAP adjusted operating loss and adjusted net loss excludes stock-based compensation. For 2017, non-GAAP adjusted operating loss and adjusted net loss excludes stock-based compensation and change in fair value of contingent consideration liability.

Conference Call Information

Amber Road will host a conference call on Thursday, May 10, 2018 at 5:00 p.m. Eastern Time (ET) to discuss the Company’s first quarter financial results and its business outlook. To access this call, dial (800)-289-0438 (domestic) or (323)-794-2423 (international). The conference ID is 6513909. Additionally, a live webcast of the conference call will be available in the “Investor Relations” section of the Company’s web site at www.AmberRoad.com.

Following the conference call, a replay will be available until May 17, 2018 at (844)-512-2921 (domestic) or (412)-317-6671 (international). The replay pass code is 6513909. An archived webcast of this conference call will also be available in the “Investor Relations” section of the Company’s web site at www.AmberRoad.com.

About Amber Road

Amber Road’s (NYSE: AMBR) mission is to dramatically transform the way companies conduct global trade. As a leading provider of cloud-based global trade management (GTM) software, trade content and training, we help companies all over the world create value through their global supply chain by improving margins, achieving greater agility and lowering risk. We do this by creating a digital model of the global supply chain that enables collaboration between buyers, sellers and logistics companies. We replace manual and outdated processes with comprehensive automation for global trade activities, including sourcing, supplier management, production tracking, transportation management, supply chain visibility, import and export compliance, and duty management. We provide rich data analytics to uncover areas for optimization and deliver a platform that is responsive and flexible to adapt to the ever-changing nature of global trade.

Non-GAAP Financial Measures

To provide investors with additional information regarding our financial results, Amber Road has provided non-GAAP financial measures and non-GAAP guidance within this press release including non-GAAP adjusted operating and net loss and adjusted EBITDA, financial measures that are not calculated in accordance with generally accepted accounting principles, or GAAP. Provided below is a reconciliation of GAAP operating and net loss to non-GAAP adjusted operating and net loss, and net loss to adjusted EBITDA. EBITDA consists of net loss plus depreciation and amortization, interest expense (income) and income tax expense. Adjusted EBITDA consists of EBITDA plus stock-based compensation and changes in the fair value of contingent consideration liability. Amber Road has included these non-GAAP measures in this press release because it assists in comparing performance on a consistent basis across reporting periods, as it removes from operating results the impact of the Company’s capital structure. Amber Road believes these non-GAAP measures are useful to an investor in evaluating its operating performance because they are often used by the financial community to measure a company’s operating performance without regard to items such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets, and to present a meaningful measure of performance exclusive of its capital structure and the method by which assets were acquired.

Amber Road’s use of these non-GAAP measures has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of its results as reported under GAAP. Some of these limitations are:

  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and these non-GAAP measures do not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;
  these non-GAAP measures do not reflect changes in, or cash requirements for, working capital needs;
  these non-GAAP measures do not reflect the potentially dilutive impact of equity-based compensation;
  these non-GAAP measures do not reflect interest or tax payments that may represent a reduction in cash available; and
  other companies, including companies in Amber Road’s industry, may calculate adjusted EBITDA differently, which reduces its usefulness as a comparative measure.

Because of these and other limitations, you should consider these non-GAAP measures together with other GAAP-based financial performance measures, including various cash flow metrics, net loss and other GAAP results. A reconciliation of GAAP operating and net loss to non-GAAP adjusted operating and net loss, and adjusted EBITDA has been provided in the financial statement tables included in this press release.

Cautionary Language Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, but instead represent only our current expectations and beliefs, and therefore, contain risks and uncertainties about future events or our future financial performance, including, but not limited to, achieving revenue from bookings, closing business from the sales pipeline, new customer deployments and maintaining these relationships, the ability to reduce operating losses and use of cash, and attaining profitability. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” and similar expressions, whether in the negative or affirmative. These statements are only predictions and may be inaccurate. Actual events or results may differ materially. In evaluating these statements, you should specifically consider various factors, including the risks outlined in our filings with the Securities and Exchange Commission (SEC), including, without limitation, our annual, periodic and current SEC reports. These factors may cause our actual results to differ materially from any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, our future results, levels of activity, performance or achievements may differ from our expectations. Other than as required by law, we do not undertake to update any of the forward-looking statements after the date of this press release, even though our situation may change in the future.

AMBER ROAD, INC. AND SUBSIDIARIES Condensed Consolidated Balance Sheets (Unaudited)

	March 31, 2018	December 31, 2017
Assets
Current assets:
Cash and cash equivalents	$9,312,412	$9,360,601
Accounts receivable, net	13,058,740	16,957,044
Unbilled receivables	1,453,819	884,104
Deferred commissions	3,841,985	4,400,015
Prepaid expenses and other current assets	2,835,879	1,715,534
Total current assets	30,502,835	33,317,298
Property and equipment, net	9,529,360	9,370,104
Goodwill	43,694,239	43,768,269
Other intangibles, net	4,725,002	4,999,885
Deferred commissions	8,611,504	6,734,326
Deposits and other assets	1,260,796	1,180,163
Total assets	$98,323,736	$99,370,045
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,028,922	$2,650,582
Accrued expenses	6,918,731	7,589,482
Current portion of capital lease obligations	1,416,455	1,352,456
Deferred revenue	35,700,091	37,812,239
Current portion of term loan, net of discount	714,391	714,391
Total current liabilities	46,778,590	50,119,150
Capital lease obligations, less current portion	1,357,126	1,461,101
Deferred revenue, less current portion	313,276	1,830,706
Term loan, net of discount, less current portion	12,660,794	12,839,392
Revolving credit facility	6,000,000	6,000,000
Other noncurrent liabilities	1,993,954	1,619,744
Total liabilities	69,103,740	73,870,093
Stockholders’ equity:
Common stock, $0.001 par value; 100,000,000 shares authorized; issued and outstanding 27,331,022 and 27,288,985 shares at March 31, 2018 and December 31, 2017, respectively	27,331	27,289
Additional paid-in capital	197,289,661	195,203,097
Accumulated other comprehensive loss	(2,029,576)	(1,822,396)
Accumulated deficit	(166,067,420)	(167,908,038)
Total stockholders’ equity	29,219,996	25,499,952
Total liabilities and stockholders’ equity	$98,323,736	$99,370,045

AMBER ROAD, INC. AND SUBSIDIARIES Condensed Consolidated Statements of Operations (Unaudited)

	Three Months Ended March 31,
	2018	2017
Revenue:
Subscription	$15,089,112	$13,901,308
Professional services	4,975,280	4,653,248
Total revenue	20,064,392	18,554,556
Cost of revenue (1):
Cost of subscription revenue	5,215,051	5,380,028
Cost of professional services revenue	4,258,962	4,021,746
Total cost of revenue	9,474,013	9,401,774
Gross profit	10,590,379	9,152,782
Operating expenses (1):
Sales and marketing	5,807,315	5,803,386
Research and development	3,448,565	3,535,415
General and administrative	4,076,004	3,806,707
Total operating expenses	13,331,884	13,145,508
Loss from operations	(2,741,505)	(3,992,726)
Interest income	993	805
Interest expense	(299,599)	(235,168)
Loss before income taxes	(3,040,111)	(4,227,089)
Income tax expense	127,081	186,107
Net loss	$(3,167,192)	$(4,413,196)

Net loss per share:
Basic and diluted	$(0.11)	$(0.16)
Weighted-average shares outstanding:
Basic and diluted	27,596,070	27,238,887

(1) Includes stock-based compensation as follows:
	Three Months Ended March 31,
	2018	2017
Cost of subscription revenue	$208,437	$203,272
Cost of professional services revenue	157,616	119,764
Sales and marketing	345,033	210,718
Research and development	428,066	283,638
General and administrative	866,436	408,243
	$2,005,588	$1,225,635

AMBER ROAD, INC. AND SUBSIDIARIES Condensed Consolidated Statements of Cash Flows (Unaudited)

	Three Months Ended March 31,
	2018	2017
Cash flows from operating activities:
Net loss	$(3,167,192)	$(4,413,196)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,284,346	1,553,214
Bad debt expense	2,199	195,889
Stock-based compensation	2,005,588	1,225,635
Changes in fair value of contingent consideration liability	—	18,525
Accretion of debt discount	8,902	11,177
Changes in operating assets and liabilities:
Accounts receivable and unbilled receivables	3,357,243	3,187,957
Prepaid expenses and other assets	(869,287)	169,675
Accounts payable	(600,915)	(978,355)
Accrued expenses	(689,650)	(938,082)
Other liabilities	381,842	(91,416)
Deferred revenue	(285,938)	852,333
Net cash provided by operating activities	1,427,138	793,356
Cash flows from investing activities:
Capital expenditures	(15,607)	(11,014)
Addition of capitalized software development costs	(850,373)	(473,797)
Cash received (paid) for deposits	421	(18,008)
Net cash used in investing activities	(865,559)	(502,819)
Cash flows from financing activities:
Proceeds from revolving line of credit	7,000,000	6,000,000
Payments on revolving line of credit	(7,000,000)	(6,000,000)
Payments on term loan	(187,500)	(187,500)
Debt financing costs	—	(35,701)
Repayments on capital lease obligations	(357,990)	(367,365)
Proceeds from the exercise of stock options	81,018	24,355
Net cash used in financing activities	(464,472)	(566,211)
Effect of exchange rate on cash, cash equivalents and restricted cash	(145,296)	(117,620)
Net decrease in cash and cash equivalents	(48,189)	(393,294)
Cash, cash equivalents and restricted cash at beginning of period	9,417,001	15,464,274
Cash, cash equivalents and restricted cash at end of period	$9,368,812	$15,070,980

Reconciliation of cash, cash equivalents and restricted cash to condensed consolidated balance sheet:
Cash and cash equivalents	$9,312,412	$15,014,839
Restricted cash in deposits and other assets	56,400	56,141
Total cash, cash equivalents and restricted cash	$9,368,812	$15,070,980

Supplemental disclosures of cash flow information:
Cash paid for interest	$290,697	$226,958
Non-cash property and equipment acquired under capital lease	318,014	1,319,106
Non-cash property and equipment purchases in accounts payable	—	17,729

Reconciliation of Net Loss to Adjusted EBITDA (Unaudited)

	Three Months Ended March 31,
	2018	2017
Net loss	$(3,167,192)	$(4,413,196)
Depreciation and amortization expense	1,284,346	1,553,214
Interest expense	299,599	235,168
Interest income	(993)	(805)
Income tax expense	127,081	186,107
EBITDA	(1,457,159)	(2,439,512)
Stock-based compensation	2,005,588	1,225,635
Change in fair value of contingent consideration liability	—	18,525
Adjusted EBITDA	$548,429	$(1,195,352)

Reconciliation of Net Loss to Non-GAAP Adjusted Net Loss (Unaudited)

	Three Months Ended March 31,
	2018	2017
Net loss	$(3,167,192)	$(4,413,196)
Stock-based compensation	2,005,588	1,225,635
Change in fair value of contingent consideration liability	—	18,525
Non-GAAP adjusted net loss	$(1,161,604)	$(3,169,036)

Adjusted non-GAAP net loss per share:
Basic and diluted	$(0.04)	$(0.12)
Weighted-average shares outstanding:
GAAP weighted average number of shares outstanding - basic and diluted	27,596,070	27,238,887

Reconciliation of Loss from Operations to Non-GAAP Adjusted Loss from Operations (Unaudited)

	Three Months Ended March 31,
	2018	2017
Loss from operations	$(2,741,505)	$(3,992,726)
Stock-based compensation	2,005,588	1,225,635
Change in fair value of contingent consideration liability	—	18,525
Non-GAAP adjusted loss from operations	$(735,917)	$(2,748,566)

Based on information available as of May 10, 2018, the following tables show 2018 GAAP guidance reconciled to non-GAAP guidance for the second quarter and full year 2018 as indicated below (numbers in millions, except per share data):

Reconciliation of Loss from Operations to Non-GAAP Adjusted Loss from Operations Guidance (Unaudited)

	Second Quarter 2018		Full Year 2018
	Low	High	Low	High
Loss from operations	$(3.3)	$(2.7)	$(11.5)	$(8.5)
Stock-based compensation	1.5	1.5	6.2	6.2
Non-GAAP adjusted loss from operations	$(1.8)	$(1.2)	$(5.3)	$(2.3)

Reconciliation of Net Loss per Share to Non-GAAP Adjusted Net Loss per Share Guidance (1) (Unaudited)

	Second Quarter 2018		Full Year 2018
	Low	High	Low	High
Net loss per share, basic and diluted	$(0.13)	$(0.11)	$(0.48)	$(0.37)
Stock-based compensation	0.05	0.05	0.22	0.22
Non-GAAP adjusted net loss per share, basic and diluted	$(0.08)	$(0.06)	$(0.26)	$(0.15)

(1) This assumes weighted average shares outstanding - basic and diluted	28.0	28.0	28.5	28.5

CONTACT:
Investor Relations Contact
ICR
Staci Mortenson, 201-806-3663
InvestorRelations@AmberRoad.com
or
Amber Road Contacts
Annika Helmrich (US & Canada), +1 201-806-3656
AnnikaHelmrich@AmberRoad.com
or
Martijn van Gils (Europe & Asia), +31 858769534
MartijnvanGils@AmberRoad.com